SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934



              Date of Report (Date of earliest event reported)


                             September 25, 1998
                             ------------------


                          LA JOLLA DIAGNOSTICS, INC.
                          --------------------------
          (Exact name or registrant as specified in its charter)


        California              33-93132        94-2901715
        ----------              --------        ----------
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation or           file number)   Identification No.)
organization)


          7777 Fay Avenue, Suite 160, La Jolla, CA  92037
        ---------------------------------------------------
        (Address of principal executive office)  (Zip Code)


          7777 Fay Avenue, Suite 160, La Jolla, CA  92037
        ---------------------------------------------------
                  (Mailing Address)              (Zip Code)


                         (619) 454-6790
                        ----------------
       (Registrant's telephone number, including area code)


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 25, 1998          LA JOLLA DIAGNOSTICS, INC.

                                   /S/ Don Brucker

                                   President, Chief Executive Officer



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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A)

(1)


     (i) The registrant dismissed the accounting firm of Harlan & Boettger, LLP, CPA on August 11, 1998. Harlan & Boettger, LLP,
CPA was previously engaged as the principal accountant to audit the Registrant's financial statements since April 17, 1995.

     (ii) There have been no adverse opinions, disclaimer of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Harlan & Boettger, LLP, CPA on the Registrant's financial statements with in the most recent fiscal years or subsequent interim period.

     (iii) The decision to change accountants was recommended by the Chairman to the Board of Directors of the Registrant.

     (iv) There were no disagreements with Harlan & Boettger, LLP, CPA on any matter of accounting principles or practice, financial statement or disclosure or auditing scope or procedure within the most recent fiscal years and through the period from the date of the last audited financial statements to September 25, 1998.

     (v) The term "disagreements" as used in this 8-K shall be interpreted broadly, to include any difference of opinion concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which (if not resolved to the satisfaction of the former accountant) would have caused it to make reference to the subject matter of the disagreement in connection with its report. It is not necessary for there to have been argument to have had a disagreement, merely a difference of opinion. For the purposes of this 8-K, however, the term disagreements does not include initial differences of opinion based on incomplete facts or preliminary satisfaction by, and providing the Registrant and the accountant do not continue to have a difference of opinion upon, obtaining additional relevant facts or information.

     (vi) During the most recent fiscal year and subsequent interim period preceding, the were no "Reportable Events" as set forth in Item 303 (a)(1)(v) of Regulation S-K.

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(2)  The Registrant has engaged the accounting firm of Logan,
Throop & Co., LLP, CPA's on August 25, 1998, as the principal accountant to audit the Registrants' most recent fiscal years and any subsequent interim period prior to engaging them regarding the:

     (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor was any oral advice provided that Logan Throop & Co., LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or

     (ii) any matter that was either the subject of a disagreement as defined above in Section (a)(1)(iv) of this Form 8-K, or a Reportable Event defined above in this Form 8-K.


(3) The registrant has requested Harlan & Boettger to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree. The Registrant shall provide Harlan & Boettger with a copy of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission. The Registrant shall file Harlan & Boettger's letter as an Exhibit in this Form 8-K. If Harlan
& Boettger is unavailable at the time of filing this 8-K, the Registrant will request Harlan & Boettger, LLP to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this form 8-K. (A copy of the letter from Harlan & Boettger, LLP will be filed as Exhibit "A" to this Form 8-K)



Item 5.  OTHER EVENTS


The Registrant has announced that Robert A. Rist and Thomas V.
Cajka have joined the board of directors.



Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS


The Registrant has announced that a letter of resignation from the board of directors has been received from Stanley V. Heyman, Richard D. O'Connor, MD and David Flaugh.


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Item 7. EXHIBITS


                           Exhibit A


September 9, 1998

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We were the previous principal accountants for La Jolla
Diagnostics, Inc. (Registrant). On October 9, 1997, we reported on the consolidated financial statements of La Jolla
Diagnostics, Inc. and its subsidiaries as of and for the year ended June 30, 1997.

On August 11, 1998, Mr. Don Brucker, President and CEO notified our firm that by action of the Board of Directors we had been dismissed as La Jolla Diagnostics, Inc.'s principal accountant. There have been no disagreements concerning accounting principals or disclosures. We have not seen the Registrant's Form 8K to be filed with the SEC as of this date.


Very truly yours,




Harlan & Boettger, LLP

H&B/njs

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